December 31, 2023 Earnings Presentation EagleBankCorp.com January 24, 2024 Scan for digital version

Forward Looking Statements 2 This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. For further information on the Company please contact: David G. Danielson P 240-552-9534 E ddanielson@eaglebankcorp.com

Washington DC Market 3

Why Own EGBN? 4 • Capitalizing on our Desirable Geography — Market depth provides EGBN the ability to grow its market share — Leverage our physical presence to capture market share through improved sales behaviors • Management Building Foundation for Growth — Focus on improving deposit franchise value; pre-provision net revenue (“PPNR”); and return on assets — Grow our commercial lending business over 36 months — Build our reputation as financial experts for small business and business banking clients — Sustain our “boutique service” approach for Commercial Real Estate clients • Prudent Capital Management and Strong Operating Efficiency — Commitment to continued growth of tangible book value per share — Invest in our people and systems while continuing our commitment to positive operating leverage — Utilization of capital deployment tools, including common stock dividends and stock repurchase programs

Key Strategic Objectives 5 • Enhance Deposit Franchise — Focus on deposit growth through improved sales behaviors; focusing on net new relationship metrics; enhancing products set and services to better serve our customers. — Enhance our treasury management program and product suite to build and maintain C&I relationships. — Enhance our digital banking platform to improve the ease of opening accounts on-line and leverage our in-footprint brand to increase market share of deposits in the Washington DC area as well as the DMV region and beyond. — Leverage our existing branch network to drive customer acquisition and exploring how to increase EagleBank’s physical presence in lower cost geographies contiguous to the Washington DC metro market. • Grow Commercial Lending Team — Enhance our C&I lending capabilities to obtain greater growth and diversity within the loan portfolio. — Shifting community and customer perception of EGBN to a full spectrum commercial bank. • Proactive Management of Office and Multi-family Portfolios — Continue to have expert teams regularly assess exposures and relationship managers proactively reach out to clients well in advance of maturities to achieve results beneficial to both the Bank and the borrower.

Summary Statistics 6 Total Assets $ billion Total Loans $ billion Total Deposits $ billion Tangible Common Equity $ billion Shares Outstanding (at close December 31, 2023) 29,925,612 Market Capitalization (at close January 23, 2024) $821 million Tangible Book Value per Common Share $39.08 Institutional Ownership 77% Member of Russell 2000 yes Member of S&P SmallCap 600 yes Note: Financial data as of December 31, 2023 unless otherwise noted. (1) Equity was $1.3 billion and book value was $42.58 per share. Please refer to the Non-GAAP reconciliation in the appendix. (2) Based on January 23, 2024 closing price of $27.42 per share and December 31, 2023 shares outstanding. (1) (1) (2)

Net Income Walk 7 Net Income Drivers Net interest income Net interest income up $2.3 million, driven by higher balances and yields on both loans and cash balances (see page 9) Provision for credit losses The PCL on credit was higher primarily driven by the partial charge-off of an office loan and a charge- off related to the write-down of a CRE multi-family construction loan that was sold. Noninterest income Noninterest income down $3.5 million primarily on market value adjustments on our derivative loan book due to lower interest rates. Noninterest expense* Noninterest expense, excluding FDIC insurance fees, was down $1.6 million. *Please refer to Non-GAAP reconciliation and footnotes in the appendices.

Performance Measures 8 *Please refer to the Non-GAAP reconciliation and footnotes in the appendices. PPNR/Average Assets and returns are annualized. See Non-GAAP reconciliation for calculation of annualized PPNR. For the periods above, return on average common equity was 13.57% (2022Q4), 7.92% (2023Q1), 9.24% (2023Q2), 8.80% (2023Q3) and 6.48% (2023Q4); and common equity to assets was 11.02% (2022Q4), 11.20% (2023Q1), 11.05% (2023Q2), 10.89% (2023Q3( and 10.92% (2023Q4)

Net Interest Income 9

10 Yield/Cost Components *For betas, the denominator is the change in the Average Effective Federal Funds rate for the quarter, starting with 2022 Q1. **Beginning in the second quarter of 2023, the Company revised its cost of funds methodology to use a daily average calculation where interest expense on interest bearing liabilities is divided by average interest-bearing liabilities and average noninterest bearing deposits. Previously, the Company calculated the cost of funds as the difference between yield on earning assets and net interest margin. Prior periods have been conformed to the current presentation.

Funding 11 Funding Improvement Deposits Deposits were up $432 million for the quarter, primarily driven by growth in noninterest bearing demand and money market accounts. Brokered deposits were down $38 million and were 27.0% of deposits. Trend of declining deposits reversed after the first quarter of 2023 The long-term strategy for deposits is to increase core deposits and reduce reliance on brokered funding. Borrowings BTFP borrowings, which have a more attractive rate and collateral requirements, remained unchanged.

Deposit Mix and Trend 12 *Core deposits include CDAR’s and ICS reciprocal deposits. Brokered CDs Brokered money market Core CDs* Core savings and money market Interest bearing transaction Noninterest bearing

Loan Mix and Trend 13 Office Income producing CRE (excluding office if applicable) Commercial Owner-Occupied CRE Construction – comm& residential. Home Equity Other Consumer Construction C&I (owner-occupied)

14 Loan Type and Classification *Includes land. $ in millions Balance % of Loans Office & Office Condo $949 12% Multifamily 765 9% Retail 429 5% Hotel/Motel 399 5% Mixed Use 374 5% Industrial 141 2% Single/1-4 Family & Res. Condo 111 1% Other 927 12% Total $4,095 51% Income Producing CRE by Type - 12/31/2023 $ in millions Balance % of Income-producing - CRE $3,146 39% Income-producing - CRE (Office) 949 12% Total income producing CRE 4,095 51% Commercial 1,475 18% Owner-occupied - commercial real estate 1,172 15% Construction - commercial and residential* 971 12% Construction - C&I (owner-occupied) 132 2% Real estate mortgage - residential 73 1% Consumer & home equity 51 1% Total $7,969 100% Loans by Type - 12/31/2023

Asset Quality Metrics 15 *Excludes loans held for sale. **Non-performing assets (“NPAs”) include loans 90 days past due and still accruing. Charts for Allowance for Credit Losses and NPAs are as of period end. Net Charge Offs (“NCO”) are annualized for periods of less than a year.

Investment Portfolio 16 Investment portfolio strategy • Portfolio positioned to manage liquidity and pledging needs • Cash flow projected principal only (rates unchanged): o 2024 - $348 million o 2025 - $387 million • Total securities down $170 million in 2023 from principal paydowns, maturities received, and lower carrying values on securities. • Selling investment securities remains an option for increasing liquidity. • Unencumbered securities of $244 million available for pledging. Note: Chart is as of period end on an amortized cost basis. AFS / HTM as of December 31, 2023 Percent Securities by of Portfolio Book Reprice Classification at Book Yield Term (years) Securities AFS 61% 1.68% 4.5 Securities HTM 39% 2.08% 8.3 Total Securities 100% 1.84% 6.0 Projected

Tangible Book Value Walk 17 Please refer to Non-GAAP reconciliation and footnotes in the appendices.

Tangible Book Value Per Share 18 Per share data is as of period end. Please refer to Non-GAAP reconciliation and footnotes in the appendices. The CAGR for Book Value Per Share with AOCI included was 3.0% and excluded was 7.7% for the period from December 31, 2020, through December 31, 2023. Book values per share, including and excluding AOCI were, respectively, $39.05 and $38.56 (2020Y), $42.28 and $42.72 (2021Y), $39.18 and $45.54 (2022Y), $42.58 and $48.00 (2023Y).

# 2024 Outlook

| Key Drivers | 2022-23 Change | 2023 Actual | 2024 Outlook |
|---|---|---|---|
| **Balance Sheet** | | | |
| Average deposits | 11.9% decline | $8,919 million | Low single digit % increase |
| Average loans | 8.5% increase | $7,816 million | Low single digit % increase |
| Average earning assets | 1.0% increase | $11,483 million | Low single digit % decline |
| **Income Statement** | | | |
| Net interest margin | 40 bps decline | 2.53% | 2.50% - 2.70% |
| Noninterest income | 9.0% decline | $21.5 million | $17-$19 million |
| Noninterest expense | 7.2% decline | $153.3 million | $170-$180 million |
| Annual effective tax rate | - | 21.2% | Stable |

Notes: 2024 Outlook represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see "Forward Looking Statements" on page 2.

EAGLE BANCORP, INC.

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# 2024 Outlook Variables & Risks

To reach our 2024 outlook, we made many assumptions of variables and risks, including:

| Component | Variables & Risks |
|---|---|
| Economy & Rates | • Business activity highly correlated to current and anticipated forward rates |
| Clients | • Credit quality and need for credit coupled with a potential recession |
| Funding | • Ability to obtain non-brokered funding in a cost-effective manner<br>• High funding costs directly impacts the competitiveness of our loan offerings |
| Competition | • Competition for loans in the market remains high with added competition from non-bank lenders<br>• Pricing (rate) and overall cost of acquiring deposits |
| Opportunities | • Growth in loans and deposits must remain flexible |
| Regulation/Politics | • Upcoming elections and potential for new policies adversely impacting banks |

Notes: Outlook 2024Y represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see "Forward Looking Statements" on page 2.

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Appendices 21

# Loan Portfolio – Details

| *$ in millions* Location | C&I | Owner Occupied CRE | Income Producing CRE | Owner Occupied Const. | CRE Construction | Land | Residential Mortgage | Consumer | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| **Washington DC** | $479.0 | $294.4 | $1,338.0 | $69.5 | $251.5 | $30.6 | $34.9 | $13.4 | $2,511.3 | 31.5% |
| **Suburban Washington** | | | | | | | | | | |
| Montgomery | 173.3 | 175.4 | 714.9 | 9.5 | 142.6 | - | 6.5 | 18.9 | 1,241.1 | 15.6% |
| Fairfax | 274.3 | 50.7 | 404.6 | - | 116.9 | 30.6 | 8.2 | 9.3 | 894.6 | 11.2% |
| Prince George's | 116.8 | 271.9 | 298.1 | 7.9 | 94.4 | 12.1 | - | 0.7 | 801.9 | 10.1% |
| Loudoun | 55.8 | 36.9 | 195.0 | 3.7 | 54.6 | 5.8 | 1.1 | 1.7 | 354.6 | 4.4% |
| Alexandria | 45.7 | 19.3 | 200.6 | 5.7 | 59.7 | 1.0 | 1.3 | 0.4 | 333.7 | 4.2% |
| Prince William | 4.0 | 22.7 | 196.1 | 23.8 | 48.5 | - | - | 0.5 | 295.6 | 3.7% |
| Arlington | 23.6 | 0.3 | 88.3 | - | 5.4 | - | 1.4 | 1.7 | 120.7 | 1.5% |
| Frederick | 8.1 | - | 51.8 | 1.8 | - | - | 0.5 | 0.4 | 62.6 | 0.8% |
| Suburban Washington | 701.6 | 577.2 | 2,149.4 | 52.4 | 522.1 | 49.5 | 19.0 | 33.6 | 4,104.8 | 51.5% |
| **Other Maryland** | | | | | | | | | | |
| Anne Arundel | 8.7 | 21.2 | 98.3 | 0.6 | 23.6 | 13.0 | 1.3 | 0.5 | 167.2 | 2.1% |
| Baltimore | 12.5 | 25.0 | 40.4 | 0.6 | 29.8 | - | - | - | 108.3 | 1.4% |
| Eastern Shore | 6.4 | 7.9 | 45.3 | - | 6.0 | - | 1.1 | 0.9 | 67.6 | 0.9% |
| Howard | 8.9 | 2.7 | 26.3 | - | - | 1.6 | 1.4 | 0.8 | 41.7 | 0.5% |
| Charles | 0.5 | 20.6 | 5.4 | - | - | - | - | 0.2 | 26.7 | 0.3% |
| Other MD | 1.2 | 5.0 | 19.7 | - | - | - | 0.1 | 0.4 | 26.4 | 0.3% |
| Other Maryland | 38.2 | 82.4 | 235.4 | 1.2 | 59.4 | 14.6 | 3.9 | 2.8 | 437.9 | 5.5% |
| **Other Virginia** | | | | | | | | | | |
| Fauquier | - | - | 8.9 | - | - | - | - | - | 8.9 | 0.1% |
| Other VA | 65.4 | 44.5 | 258.3 | 2.5 | 10.6 | - | 0.3 | 0.3 | 381.9 | 4.8% |
| Other Virginia | 65.4 | 44.5 | 267.2 | 2.5 | 10.6 | - | 0.3 | 0.3 | 390.8 | 4.9% |
| **Other USA** | 190.6 | 173.8 | 104.6 | 6.4 | 21.8 | 10.2 | 15.3 | 1.2 | 523.9 | 6.6% |
| **Total** | **$1,474.8** | **$1,172.3** | **$4,094.6** | **$132.0** | **$865.4** | **$104.9** | **$73.4** | **$51.3** | **$7,968.7** | **100.0%** |
| **% of Total** | 18.5% | 14.7% | 51.4% | 1.7% | 10.9% | 1.3% | 0.9% | 0.6% | 100.0% | |

Note: Data as of December 31, 2023.

EAGLE BANCORP, INC.
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# Loan Portfolio – Income Producing CRE

*$ in millions*

| Location | Hotel/ Motel | Industrial | Mixed Use | Multifamily | Office | Retail | Single/1-4 Family & Res. Condo | Other | TOTAL | % of Total Loans |
|---|---|---|---|---|---|---|---|---|---|---|
| **Washington DC** | $139.0 | $5.0 | $271.7 | $353.8 | $232.0 | $82.4 | $80.2 | $173.9 | $1,338.0 | 16.8% |
| **Suburban Washington** | | | | | | | | | | |
| Montgomery | - | 24.3 | 39.9 | 204.4 | 292.2 | 12.6 | 1.6 | 139.9 | 714.9 | 9.0% |
| Fairfax | - | 2.6 | 1.0 | 1.0 | 192.1 | 52.8 | 9.5 | 145.6 | 404.6 | 5.1% |
| Prince George's | 85.7 | 52.4 | 7.3 | 31.2 | 38.6 | 44.2 | 0.7 | 38.0 | 298.1 | 3.7% |
| Loudoun | - | 13.9 | 3.6 | - | 16.5 | 3.4 | 1.5 | 156.1 | 195.0 | 2.4% |
| Alexandria | 20.6 | - | 6.9 | 71.3 | 54.1 | 14.9 | 1.8 | 31.0 | 200.6 | 2.5% |
| Prince William | - | 3.0 | - | 4.4 | 7.6 | 8.9 | 0.5 | 171.7 | 196.1 | 2.5% |
| Arlington | 46.4 | - | - | 0.2 | 40.0 | - | 1.7 | - | 88.3 | 1.1% |
| Frederick | - | 2.0 | 0.5 | - | 5.5 | 39.0 | 0.5 | 4.3 | 51.8 | 0.7% |
| Suburban Washington | 152.7 | 98.2 | 59.2 | 312.5 | 646.6 | 175.8 | 17.8 | 686.6 | 2,149.4 | 27.0% |
| **Other Maryland** | | | | | | | | | | |
| Anne Arundel | 33.1 | - | 7.0 | - | 1.7 | 51.4 | - | 5.1 | 98.3 | 1.2% |
| Baltimore | 14.3 | - | 1.0 | 2.4 | 0.7 | 10.2 | 0.5 | 11.3 | 40.4 | 0.5% |
| Eastern Shore | 36.1 | 6.7 | - | - | - | - | - | 2.5 | 45.3 | 0.6% |
| Howard | - | 6.1 | - | - | 2.0 | 5.8 | 2.1 | 10.3 | 26.3 | 0.3% |
| Charles | - | 5.4 | - | - | - | - | - | - | 5.4 | 0.1% |
| Other MD | - | 15.8 | 3.5 | - | - | 0.4 | - | - | 19.7 | 0.2% |
| Other Maryland | 83.5 | 34.0 | 11.5 | 2.4 | 4.4 | 67.8 | 2.6 | 29.2 | 235.4 | 2.9% |
| **Other Virginia** | | | | | | | | | | |
| Fauquier | - | - | - | - | 6.1 | - | - | 2.8 | 8.9 | 0.1% |
| Other VA | - | 3.3 | 25.8 | 55.5 | 59.4 | 101.0 | 6.6 | 6.7 | 258.3 | 3.2% |
| Other Virginia | - | 3.3 | 25.8 | 55.5 | 65.5 | 101.0 | 6.6 | 9.5 | 267.2 | 3.3% |
| **Other USA** | 23.8 | - | 5.4 | 40.7 | 0.1 | 1.9 | 4.1 | 28.6 | 104.6 | 1.4% |
| **Total** | **$399.0** | **$140.5** | **$373.6** | **$764.9** | **$948.6** | **$428.9** | **$111.3** | **$927.8** | **$4,094.6** | **51.4%** |
| **% of Total Loans** | 5.0% | 1.8% | 4.7% | 9.6% | 11.9% | 5.4% | 1.4% | 11.6% | 51.4% | |

Note: Data as of December 31, 2023.

EAGLE BANCORP, INC.
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# Loan Portfolio – CRE Construction

*$ in millions*

| Location | Single & 1-4 Family | Multifamily | Office | Hotel/Motel | Mixed Use | Retail | Residential Condo | Other | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| **Washington DC** | $17.9 | $172.6 | $0.0 | $0.0 | $23.4 | $1.3 | $11.1 | $25.2 | $251.5 | 3.2% |
| **Suburban Washington** | | | | | | | | | | |
| Montgomery | 14.1 | 108.8 | - | - | - | - | - | 19.7 | 142.6 | 1.8% |
| Fairfax | 20.4 | 48.0 | - | 11.8 | 36.7 | - | - | - | 116.9 | 1.4% |
| Prince George's | 1.0 | 66.6 | - | - | 26.8 | - | - | - | 94.4 | 1.2% |
| Loudoun | 2.4 | - | - | - | 2.4 | - | 11.4 | 38.4 | 54.6 | 0.7% |
| Alexandria | 1.9 | - | - | 1.1 | 40.3 | - | 16.4 | - | 59.7 | 0.7% |
| Prince William | - | - | - | - | - | - | - | 48.5 | 48.5 | 0.6% |
| Arlington | 5.4 | - | - | - | - | - | - | - | 5.4 | 0.1% |
| Frederick | - | - | - | - | - | - | - | - | - | 0.0% |
| Suburban Washington | 45.2 | 223.4 | - | 12.9 | 106.2 | - | 27.8 | 106.6 | 522.1 | 6.5% |
| **Other Maryland** | | | | | | | | | | |
| Anne Arundel | - | - | - | - | - | - | 13.1 | 10.5 | 23.6 | 0.3% |
| Baltimore | - | - | - | - | 29.8 | - | - | - | 29.8 | 0.4% |
| Eastern Shore | - | - | - | - | - | - | - | 6.0 | 6.0 | 0.1% |
| Howard | - | - | - | - | - | - | - | - | - | 0.0% |
| Charles | - | - | - | - | - | - | - | - | - | 0.0% |
| Other MD | - | - | - | - | - | - | - | - | - | 0.0% |
| Other Maryland | - | - | - | - | 29.8 | - | 13.1 | 16.5 | 59.4 | 0.8% |
| **Other Virginia** | | | | | | | | | | |
| Fauquier | - | - | - | | - | | - | - | - | 0.0% |
| Other VA | - | - | - | - | - | - | - | 10.6 | 10.6 | 0.1% |
| Other Virginia | - | - | - | - | - | - | - | 10.6 | 10.6 | 0.1% |
| **Other USA** | 2.0 | 10.6 | - | - | - | - | - | 9.2 | 21.8 | 0.3% |
| **Total** | **$65.1** | **$406.6** | **$0.0** | **$12.9** | **$159.4** | **$1.3** | **$52.0** | **$168.1** | **$865.4** | **10.9%** |
| **% of Total Loans** | 0.8% | 5.1% | 0.0% | 0.2% | 2.0% | 0.0% | 0.7% | 2.1% | 10.9% | |
| Renovation | $7.5 | $89.0 | $0.0 | $1.1 | $42.5 | $0.0 | $0.0 | $23.8 | $163.9 | |
| Ground-Up | 57.6 | 317.6 | - | 11.8 | 116.9 | 1.3 | 52.0 | 144.3 | 701.5 | |

Note: Data as of December 31, 2023.

EAGLE BANCORP, INC.

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# Non-GAAP Reconciliation (unaudited)

| *$ in thousands, except per share data* | As of Period End | | | As of Period End | | | | |
|---|---|---|---|---|---|---|---|---|
| | 2020Y | 2021Y | 2022Y | 2022 Q4 | 2023 Q1 | 2023 Q2 | 2023 Q3 | 2023 Q4 |
| **Tangible common equity** | | | | | | | | |
| Common shareholders' equity | $1,240,891 | $1,350,775 | $1,228,321 | $1,228,321 | $1,241,958 | $1,219,766 | $1,215,884 | $1,274,283 |
| Less: Intangible assets | (105,114) | (105,793) | (104,233) | (104,233) | (104,226) | (104,220) | (105,239) | (104,925) |
| **Tangible common equity** | **$1,135,777** | **$1,244,982** | **$1,124,088** | **$1,124,088** | **$1,137,732** | **$1,115,546** | **$1,110,645** | **$1,169,358** |
| Reverse: Accumulated other comprehensive income ("AOCI") (gain)/loss | ($15,500) | $14,242 | $199,507 | $199,507 | $180,914 | $191,587 | $211,505 | $162,357 |
| **Tangible common equity, excl. AOCI** | **$1,120,277** | **$1,259,224** | **$1,323,595** | **$1,323,595** | **$1,318,646** | **$1,307,133** | **$1,322,150** | **$1,331,715** |
| **Tangible common equity ratio** | | | | | | | | |
| Total assets | $11,117,802 | $11,847,310 | $11,150,854 | $11,150,854 | $11,088,867 | $11,034,741 | $11,164,214 | $11,664,538 |
| Less: Intangible assets | (105,114) | (105,793) | (104,233) | (104,233) | (104,226) | (104,220) | (105,239) | (104,925) |
| **Tangible assets** | **$11,012,688** | **$11,741,517** | **$11,046,621** | **$11,046,621** | **$10,984,641** | **$10,930,521** | **$11,058,975** | **$11,559,613** |
| **Tangible common equity ratio** | **10.31%** | **10.60%** | **10.18%** | **10.18%** | **10.36%** | **10.21%** | **10.04%** | **10.12%** |
| **Per Share Calculations** | | | | | | | | |
| Book value | $39.05 | $42.28 | $39.18 | $39.18 | $39.92 | $40.78 | $40.64 | $42.58 |
| Less: Intangible book value | (3.31) | (3.31) | (3.32) | (3.32) | (3.35) | (3.49) | (3.52) | (3.50) |
| **Tangible book value** | **$35.74** | **$38.97** | **$35.86** | **$35.86** | **$36.57** | **$37.29** | **$37.12** | **$39.08** |
| Book value per common share | $39.05 | $42.28 | $39.18 | $39.18 | $39.92 | $40.78 | $40.64 | $42.58 |
| Reverse: AOCI (gain)/loss | (0.49) | 0.44 | 6.36 | 6.36 | 5.81 | 6.41 | 7.07 | 5.42 |
| **Adjusted book value excluding AOCI** | $38.56 | $42.72 | $45.54 | $45.54 | $45.73 | $47.19 | $47.71 | $48.00 |
| Tangible book value per share | $35.74 | $38.97 | $35.86 | $35.86 | $36.57 | $37.29 | $37.12 | $39.08 |
| Reverse: AOCI (gain)/loss | (0.49) | 0.44 | 6.36 | 6.36 | 5.81 | 6.41 | 7.07 | $5.42 |
| **Tangible book value excluding AOCI** | **$35.25** | **$39.41** | **$42.22** | **$42.22** | **$42.38** | **$43.70** | **$44.19** | **$44.50** |
| **Shares outstanding** | 31,779,663 | 31,950,092 | 31,346,903 | 31,346,903 | 31,111,647 | 29,912,082 | 29,917,982 | $ 29,925,612 |

| *$ in thousands* | For the Year or Year-end | | | For the Quarter | | | | |
|---|---|---|---|---|---|---|---|---|
| | **2020Y** | **2021Y** | **2022Y** | 2022 Q4 | 2023 Q1 | 2023 Q2 | 2023 Q3 | 2023 Q4 |
| **Average tangible common equity** | | | | | | | | |
| Common shareholders' equity | $1,204,341 | $1,304,902 | $1,281,921 | $1,233,705 | $1,240,978 | $1,245,647 | $1,235,162 | $1,238,763 |
| Less: Intangible assets | (104,903) | (105,256) | (104,248) | (104,238) | (104,231) | (104,224) | (104,639) | (105,032) |
| **Average tangible common equity** | **$1,099,438** | **$1,199,646** | **$1,177,673** | **$1,129,467** | **$1,136,747** | **$1,141,423** | **$1,130,523** | **$1,133,731** |
| **Return on avg. tangible common equity** | | | | | | | | |
| Net Income | $132,217 | $176,691 | $140,930 | $42,193 | $24,234 | $28,692 | $27,383 | $20,225 |
| Average tangible common equity | $1,099,438 | $1,199,646 | $1,177,673 | $1,129,467 | $1,136,747 | $1,141,423 | $1,130,523 | $1,133,731 |
| **Return on avg. tangible common equity** | **12.03%** | **14.73%** | **11.97%** | **14.82%** | **8.65%** | **10.08%** | **9.61%** | **7.08%** |

EAGLE BANCORP, INC.

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26 Non-GAAP Reconciliation (unaudited) $ in thousands 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 Efficiency Ratio Net interest income $85,600 $75,024 $71,811 $70,719 $72,992 Noninterest income 5,329 3,700 8,595 6,347 2,894 Revenue $90,929 $78,724 $80,406 $77,066 $75,886 Noninterest expense $38,918 $40,584 $37,978 $37,633 $37,098 Efficiency ratio 42.8% 51.6% 47.2% 48.8% 48.9% For the Quarter $ in thousands 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 Pre-Provision Net Revenue Net interest income $85,600 $75,024 $71,811 $70,719 $72,992 Non-interest income 5,329 3,700 8,595 6,347 2,894 Non-interest expense (38,918) (40,584) (37,978) (37,633) (37,098) Pre-Provision Net Revenue 52,011 38,140 42,428 39,433 38,788 Average assets $11,255,956 $11,426,056 $11,960,111 $11,942,905 $12,283,431 PPNR to average assets (%) 1.83% 1.35% 1.43% 1.31% 1.25% For the Quarter $ in thousands 2023 Q3 2023 Q4 Change Total noninterest expense FDIC insurance $3,342 $4,444 $1,102 Other noninterest expense 34,291 32,654 (1,637) Noninterest expense $37,633 $37,098 ($535) For the Quarter

27 Non-GAAP Reconciliation (unaudited) Tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, tangible book value per common share excluding accumulated other comprehensive income (“AOCI”), and the return on average tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding; to calculate the tangible book value per common share excluding the AOCI, tangible common equity is reduced by the loss on the AOCI before dividing by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity which is calculated by excluding the average balance of intangible assets from the average common shareholders’ equity. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk-based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions. The above table provides reconciliation of these financial measures defined by GAAP with non-GAAP financial measures. Efficiency ratio is a non-GAAP measure calculated by dividing GAAP non-interest expense by the sum of GAAP net interest income and GAAP non-interest (loss) income. Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling operational activities. The table above shows the calculation of the efficiency ratio from these GAAP measures. Pre-provision net revenue is a non-GAAP financial measure derived from GAAP based amounts. The Company calculates PPNR by subtracting noninterest expenses from the sum of net interest income and noninterest income. PPNR to Average Assets is calculated by dividing the PPNR amount by average assets to obtain a percentage. The Company considers this information important to shareholders because it illustrates revenue excluding the impact of provisions and reversals to the allowance for credit losses on loans. The table above provides a reconciliation of PPNR and PPNR to Average Assets to the nearest GAAP measure.